Exhibit 32(i)

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connect with the quarterly report of Taylor Devices, Inc. (the "'Company"') on Form 10-Q for the quarter ended November 30, 2012 to be filed with Securities and Exchange Commission on or about the date hereof (the "'Report"'), I, Douglas P. Taylor, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: January 14, 2013	By:	/s/ Douglas P. Taylor
Douglas P. Taylor, Chief Executive Officer